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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 24, 2007

                           WESTFIELD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        Massachusetts                   001-16767                73-1627673
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

                 141 Elm Street, Westfield, Massachusetts 01085
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (413) 568-1911

                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

      On January 24, 2007, Westfield Financial, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter of the 2006 fiscal year. A copy of the press release is attached as Exhibit No. 99.1.

Item 9.01  Financial Statements and Exhibits

           The following exhibit is furnished with this Report:

           Exhibit No.      Description
           -----------      -----------

           99.1             Press release dated January 24, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WESTFIELD FINANCIAL, INC.


                                  By:    /s/ Michael J. Janosco, Jr.
                                         ---------------------------------
                                  Name:  Michael J. Janosco, Jr.
                                  Title: Chief Financial Officer and Treasurer

Date: January 24, 2007

                                 EXHIBIT INDEX

      Exhibit No.                     Description
      -----------                     -----------

         99.1            Press release dated January 24, 2007